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                                                                    EXHIBIT 99.2


                                VOTING AGREEMENT


         THIS VOTING AGREEMENT is entered into as of September 28, 1997 by and between LUMISYS INCORPORATED, a Delaware corporation ("Parent"), and ___________________ ("Stockholder").

                                    RECITALS

         A. Parent, SAC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and CompuRAD, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (as amended from time to time, the "Reorganization Agreement"; capitalized terms used but not otherwise defined in this Voting Agreement have the meanings assigned to such terms in the Reorganization Agreement), which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into the Company (the "Merger").

         B. As of the date hereof, Stockholder owns the number of shares of Company Common Stock set forth below Stockholder's name on the signature page hereto (all such shares, together with any shares of Company Common Stock or other shares of capital stock of the Company that may hereafter be acquired by Stockholder, being referred to herein as the "Subject Shares").

         C. As a condition to the willingness of Parent and Merger Sub to enter into the Reorganization Agreement, Parent and Merger Sub have required that Stockholder agree, and in order to induce Parent and Merger Sub to enter into the Reorganization Agreement Stockholder has agreed, to enter into this Voting Agreement.


                                    AGREEMENT

         The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1. TRANSFER OF SUBJECT SHARES

         1.1 TRANSFER OF VOTING RIGHTS. Stockholder covenants and agrees that, prior to the earlier to occur of: (i) the Effective Time, or (ii) the valid termination of the Reorganization agreement (the "Expiration Date"), and except as otherwise contemplated hereby, Stockholder will not deposit any of the Subject Shares into a voting trust or grant a proxy or enter into a voting agreement or similar agreement with respect to any of the Subject Shares.


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         1.2 OBLIGATIONS OF TRANSFEREES. Each transferee or any subsequent transferee of the Subject Shares or any interest in such Subject Shares, shall hold such Subject Shares or interest in the Subject Shares subject to all the provisions of this Voting Agreement. Each transferee shall sign a counterpart of this Agreement, agreeing to be bound by the terms and conditions hereof, prior to receipt of any Subject Shares.

SECTION 2. VOTING OF SUBJECT SHARES

         2.1 PRE-TERMINATION VOTING AGREEMENT. Without in any way limiting the Stockholder's right to vote the Subject Shares in his sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval (including by written consent), at any meeting of the stockholders of the Company called to vote upon the Merger and the Reorganization Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Reorganization Agreement is sought, the Stockholder hereby agrees that, prior to the Expiration Date, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, Stockholder shall vote the Subject Shares in favor of: (i) the Merger, (ii) the execution and delivery by the Company of the Reorganization Agreement, (iii) the adoption and approval of the terms thereof and (iv) in favor of each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance hereof or thereof.

Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions with respect to the Subject Shares regarding the Merger and the Reorganization Agreement, other than any agreement or understanding to vote or give instructions in favor of the Merger and the Reorganization Agreement.

         2.2 PROXY; FURTHER ASSURANCES. Contemporaneously with the execution of this Voting Agreement, Stockholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the Subject Shares (the "Proxy").

SECTION 3. WAIVER OF APPRAISAL RIGHTS.

         Stockholder hereby waives any rights of appraisal and any dissenters' rights that Stockholder may have in connection with the Merger.

SECTION 4. NO SOLICITATION

         Stockholder covenants and agrees that, during the period commencing on the date of this Voting Agreement and ending on the Expiration Date, Stockholder shall not, directly or indirectly, and shall not authorize or permit any Representative of Stockholder, directly or indirectly, to: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal; (ii) furnish any information regarding the Company to any Person in connection with or in response


                                       2.
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to an Acquisition Proposal or potential Acquisition Proposal; (iii) engage in discussions with any Person with respect to any Acquisition Proposal; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent or other similar document or any Contract contemplating or otherwise relating to any Acquisition Proposal. Stockholder shall immediately cease any existing discussions with any Person that relate to any Acquisition Proposal. Notwithstanding the foregoing, Stockholder shall not be prevented from taking any action that is not prohibited under Section 4.4 of the Reorganization Agreement, whether he is acting in his capacity as a Stockholder of the Company or as an officer or director of the Company; provided that nothing herein shall be deemed to excuse Stockholder's performance of his voting obligations hereunder.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

         Stockholder hereby represents and warrants to Parent as follows:

         5.1 AUTHORIZATION, ETC. Stockholder has all requisite power and capacity to execute and deliver this Voting Agreement and to perform his obligations hereunder. This Voting Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

         5.2 NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

                  (a) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not: (i) conflict with or violate any Legal Requirement, order, decree or judgment applicable to Stockholder or by which he or any of his properties is bound or affected; or (ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on the Subject Shares pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of his properties is bound or affected.

                  (b) The execution and delivery of this Voting Agreement by Stockholder do not, and the performance of this Voting Agreement by Stockholder will not, require any Consent of any Person.

         5.3 TITLE TO SUBJECT SHARES. Stockholder owns of record and beneficially the Subject Shares set forth under Stockholder's name on the signature page hereof and does not directly or indirectly own, either beneficially or of record, any shares of capital stock of the Company, or rights to acquire any shares of capital stock of the Company, other than the Subject Shares set forth below Stockholder's name on the signature page hereof.

         5.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be


                                        3.

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accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

SECTION 6. COVENANTS OF STOCKHOLDER

         6.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, proxies, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Voting Agreement.

         6.2 LEGEND. Promptly after the date of this Voting Agreement, and in any event, no later than two business days following the date of this Voting Agreement, Stockholder shall instruct the Company to cause each certificate of Stockholder evidencing the Subject Shares to bear a legend in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE VOTING AGREEMENT DATED AS OF SEPTEMBER 28, 1997, AS IT MAY BE AMENDED, BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

SECTION 7. MISCELLANEOUS

         7.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. This Voting Agreement shall terminate, and the provisions hereof shall be of no further force or effect upon the Expiration Date.

         7.2 INDEMNIFICATION. Without in any way limiting any of the rights or remedies otherwise available to Parent, Stockholder shall hold harmless and indemnify Parent from and against, and shall compensate and reimburse Parent for, any Damages (regardless of whether or not such Damages relate to a third-party claim) which are directly or indirectly suffered or incurred at any time by Parent, or to which Parent otherwise becomes subject, and that arise from or are directly or indirectly connected with any breach of any representation, warranty, covenant or obligation of Stockholder contained herein.

         7.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

         7.4 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express


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delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party hereto):

                  if to Stockholder:

                      at the address set forth below Stockholder's signature on the signature page hereto;


                  with a copy to:

                      Wilson Sonsini Goodrich & Rosati, Professional Corporation 650 Page Mill Road
                      Palo Alto, CA  94306
                      Attention:  David J. Segre


                  if to Parent:

                      Lumisys Incorporated
                      225 Humboldt Court
                      Sunnyvale,  CA 94086
                      Attention:  Stephen J. Weiss


                  with a copy to:

                      Cooley Godward LLP
                      Five Palo Alto Square
                      3000 El Camino Real
                      Palo Alto, CA  94306
                      Attention:  Andrei M. Manoliu


         7.5 SEVERABILITY. Any term or provision of this Voting Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Voting Agreement or affecting the validity or enforceability of any of the terms or provisions of this Voting Agreement in any other jurisdiction. If any provision of this Voting Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         7.6 ENTIRE AGREEMENT. This Voting Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to


                                       5.
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the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party hereto unless made in writing and signed by both parties hereto. The parties hereto waive trial by jury in any action at law or suit in equity based upon, or arising out of, this Voting Agreement or the subject matter hereof.

         7.7 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Parent may assign all or any of its rights hereunder to any affiliate of Parent. Subject to the preceding sentence, this Voting Agreement shall be binding upon and shall inure to the benefit of (i) Stockholder and his heirs, successors and assigns and (ii) Parent and its successors and assigns. Notwithstanding anything contained in this Voting Agreement to the contrary, nothing in this Voting Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Voting Agreement.

         7.8 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Voting Agreement and to enforce specifically the terms and provisions hereof in any Delaware court or other court of proper jurisdiction, this being in addition to any other remedy to which Parent is entitled at law or in equity.

         7.9 OTHER AGREEMENTS. Nothing in this Voting Agreement shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under any Affiliate Agreement between Parent and Stockholder or any other agreement.

         7.10 GOVERNING LAW. This Voting Agreement shall be governed in all respects by the laws of the State of Delaware, as applied to contracts entered into and to be performed entirely within the State of Delaware.

         7.11 COUNTERPARTS. This Voting Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         7.12 CONSTRUCTION.

                  (a) Headings of the Sections of this Voting Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

                  (b) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders;


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and the neuter gender shall include masculine and feminine genders.

                  (c) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

                  (d) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                  (e) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.


                [remainder of this page intentionally left blank]


                                       7.
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         IN WITNESS WHEREOF, Parent and Stockholder have caused this Voting
Agreement to be executed as of the date first written above.


                                    LUMISYS INCORPORATED


                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________


                                    STOCKHOLDER


                                    _______________________________________
                                    Name:__________________________________

                                         Address:   _______________________
                                                    _______________________
                                         Facsimile: _______________________

                                         Number of Shares of Company Common
                                         Stock owned of record as of the date
                                         of this Voting Agreement:
                                         __________________________________


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                                    EXHIBIT A

                                IRREVOCABLE PROXY


         The undersigned stockholder of CompuRAD, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes ___________________, _________________ and Lumisys,
Incorporated, a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to
(i) the shares of capital stock of the Company owned by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy and (ii) any and all other shares of capital stock of the Company which the undersigned may acquire after the date hereof. (The shares of the capital stock of the Company referred to in clauses (i) and (ii) of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable and is coupled with an interest. This proxy is granted in connection with the Voting Agreement of even date herewith between Parent and the undersigned (the "Voting Agreement") and in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization of even date herewith among Parent, SAC Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and the Company (the "Reorganization Agreement"). Capitalized terms used but not otherwise defined in this proxy have the meanings assigned to such terms in the Reorganization Agreement.

         The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time at any meeting of the stockholders of the Company, however called, or in any written action by consent of stockholders of the Company, until the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time, as follows:
(i) in favor of the Merger, (ii) in favor of the execution and delivery by the Company of the Reorganization Agreement and the adoption and approval of the terms thereof and (iii) in favor of each of the other actions contemplated by the Reorganization Agreement and any action required in furtherance hereof or thereof.


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         This proxy shall be binding upon the heirs, successors and assigns of the undersigned (including any transferee of any of the Shares).


Dated: September 28, 1997

                                    _____________________________________
                                    Name:________________________________


                                    Number of Shares of Company
                                    Common Stock:________________________


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